UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2019

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 700 Houston, Texas 77024 (Address of principal executive offices) (Zip Code) (281) 501-3070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	“SOI”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02Results of Operations and Financial Condition

On July 19, 2019, Solaris Oilfield Infrastructure, Inc. (the “Company”) issued a press release announcing its preliminary and unaudited operating and financial results for the quarter ended June 30, 2019. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Preliminary and Unaudited Second Quarter 2019 Financial and Operating Results

•	Fully utilized mobile proppant management systems averaged 123 systems
•	Total revenue expected to be approximately $63-65 million
•

Total operating expenses expected to be approximately $36-37 million, including depreciation and amortization expense of $6.5 million and salaries, benefits and payroll taxes and selling, general and administrative expenses of approximately $5 million, including approximately $1 million of non-cash stock-based compensation expense

•	Cash balance of approximately $30 million and no debt outstanding at June 30, 2019

The information in this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 4.02Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company is a holding company that owns approximately 67% membership interest in, and serves as the managing member of, Solaris Oilfield Infrastructure, LLC (“Solaris LLC”). The Company is responsible for all operational, management and administrative decisions relating to Solaris LLC's business and consolidates the financial results of Solaris LLC and its subsidiaries and reports the membership interests in Solaris LLC not owned by the Company as a non-controlling interest. The membership interests in Solaris LLC not owned by the Company are exchangeable (together with Class B common stock in the Company) for shares of Class A common stock in the Company.

Restatement of Previously Reported Financial Statements

 (a) Subsequent to filing the Company’s Quarterly Report on Form 10-Q for the quarter ended March  31, 2019, the Company determined there was an error affecting the deferred tax asset, additional paid-in capital, non-controlling interest and retained earnings accounts reported in the Company’s Annual Reports on Forms 10-K for the periods ended December 31, 2017 and 2018, and in the Company’s Quarterly Reports on Forms 10-Q during 2018 and for the period ended March 31, 2019 (together, the “Restated Periods”). The error also affected the provision for income taxes in the year ended December 31, 2017. The error had no impact on the calculations of EBITDA or Adjusted EBITDA, or on cash or total cash from operations for any of the Restated Periods.

The errors were primarily related to accounting for the balance sheet impact of the Company’s follow-on offering in the fourth quarter of 2017 and subsequent exchanges of membership interests in Solaris LLC (together with a corresponding number of shares of Class B common stock) for shares of Class A common stock in the Company. In connection with the adjustments to deferred tax assets in the year ended December 31, 2017, an adjustment to income tax expense will also be recognized due to the remeasurement of deferred tax assets as a result of the Tax Cuts and Jobs Act of 2017 on December 22, 2017.

The following tables present the estimated impacts to the Company’s consolidated balance sheets (unaudited, in thousands):

	March 31, 2019
			As
	Reported	Adjustments	Adjusted
Deferred Tax Assets	$25,258	$37,426	$62,684
Total Assets	431,553	37,426	468,979
Additional Paid-In Capital	131,740	56,718	188,458
Retained Earnings	51,983	(7,810)	44,173
Total Stockholders' Equity Attributable to Solaris	182,182	48,908	231,090
Non-Controlling Interest	138,255	(11,482)	126,773
Total Stockholders' Equity	320,437	37,426	357,863
Total Liabilities and Stockholders' Equity	431,553	37,426	468,979

	December 31, 2018
			As
	Reported	Adjustments	Adjusted
Deferred Tax Assets	$24,624	$33,450	$58,074
Total Assets	425,157	33,450	458,607
Additional Paid-In Capital	126,347	37,739	164,086
Retained Earnings	43,317	(7,810)	35,507
Total Stockholders' Equity Attributable to Solaris	168,521	29,929	198,450
Non-Controlling Interest	138,907	3,521	142,428
Total Stockholders' Equity	307,428	33,450	340,878
Total Liabilities and Stockholders' Equity	425,157	33,450	458,607

	December 31, 2017
			As
	Reported	Adjustments	Adjusted
Deferred Tax Assets	$25,512	$12,683	$38,195
Total Assets	287,060	12,683	299,743
Additional Paid-In Capital	121,727	(4,089)	117,638
Retained Earnings (Deficit)	3,636	(7,810)	(4,174)
Total Stockholders' Equity Attributable to Solaris	125,292	(11,899)	113,393
Non-Controlling Interest	116,268	24,582	140,850
Total Stockholders' Equity	241,560	12,683	254,243
Total Liabilities and Stockholders' Equity	287,060	12,683	299,743

The following table presents the estimated impacts to the Company’s consolidated statements of operations (unaudited, in thousands, except per share data):

	For the Year Ended December 31, 2017
			As
	Reported	Adjustments	Adjusted
Provision for Income Taxes	$(25,899)	$(7,810)	$(33,709)
Net Income (Loss)	22,487	(7,810)	14,677
Net Income (Loss) Attributable to Solaris	3,636	(7,810)	(4,174)

Earnings (loss) per share of Class A common stock - basic	0.28	(0.62)	(0.34)
Earnings (loss) per share of Class A common stock - diluted	0.27	(0.61)	(0.34)

As a result of the discovery of this error, on July 19, 2019, the audit committee (the “Audit Committee”) of the board of directors of the Company, after discussions with senior management of the Company, concluded that the consolidated financial statements for the Restated Periods, should not be relied upon. Based on that conclusion, management has determined that a material weakness in internal controls existed during the Restated Periods pertaining to the Company’s accounting for its changes in membership interests in Solaris LLC and the related deferred tax impacts thereof. Accordingly, our disclosure controls and procedures and internal control over financial reporting for the Restated Periods were not effective and management, with the oversight of the Audit Committee, intends to promptly develop a plan to remediate the material weakness.

The Company intends to amend its Form 10-K for the year ended December 31, 2018, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, as soon as reasonably practicable.

The Audit Committee and senior management have discussed the foregoing matters with BDO USA, LLP, the Company’s independent registered public accounting firm (“BDO”).

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
99.1	Solaris Oilfield Infrastructure, Inc. press release dated July 19, 2019.

Cautionary Note to Investors—This Current Report on Form 8-K contains forward-looking statements. Solaris Oilfield Infrastructure, Inc. believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the expectations expressed in this filing. These factors include statements regarding materiality or significance, the quantitative or qualitative effects of the restated financial statements, and any anticipated conclusions of the Audit Committee or management with respect to the matters relating to Solaris Oilfield Infrastructure, Inc.’s accounting, and the other factors described in the “Risk Factors” section of Solaris Oilfield Infrastructure, Inc.’s most recent Form 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in its other public filings and press releases. Solaris Oilfield Infrastructure, Inc. undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2019

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ KYLE S. RAMACHANDRAN
Name:	Kyle S. Ramachandran
Title:	President and Chief Financial Officer